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[LOGO] MACROVISION                                       Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 562-8400 Main
                                                              (408) 567-1800 Fax

FOR IMMEDIATE RELEASE

                         MACROVISION CORPORATION REPORTS
                      RESULTS FOR THE THIRD QUARTER OF 2005

SANTA CLARA, CALIF. (BUSINESS WIRE)--November 2, 2005--Macrovision Corporation (Nasdaq: MVSN) announced today third quarter 2005 net revenues of $46.6 million, a decrease of 5% compared to $48.9 million in the third quarter of 2004. Pro forma earnings (before amortization of intangibles from acquisitions, in-process research and development charges, impairment on investments, and adjustments for changes to the tax rate, as applicable) were $7.0 million, compared to $11.2 million in the third quarter of 2004. Pro forma diluted earnings per share for the quarter were $0.14, compared to $0.22 in the same quarter of 2004. The Company generated $4.0 million of cash from operations and its ending cash and cash equivalents, short-term investments and long term marketable securities were $246.3 million.

GAAP net income for the third quarter of 2005 was $6.1 million, compared to $1.3 million for the third quarter of 2004. Diluted GAAP earnings per share for the quarter were $0.12, compared with $0.03 for the comparable quarter in 2004.

"The growth rate in DVD sales continues to decline, which impacted revenues from our copy protection business. The result being that our revenues, while within the range of guidance previously provided, were insufficient to support our earnings per share guidance," said Fred Amoroso, President and CEO of Macrovision. "We are pleased, however, to have completed our acquisition of Trymedia during the quarter and to have added considerable experience and depth to our management team. Over the past three months we have been working aggressively on our new strategic direction for the future by identifying the organization, management talent and actions needed to leverage our existing leadership position in the marketplace toward achieving a higher value and broader relationship with our customers. To that end, we initiated an action today to consolidate our divisional operations that will result in a reduction in worldwide headcount by approximately 10%. We believe that these collective actions will allow us to expand our market leadership while allowing us to realize synergies in our business processes resulting in improved operating margins."

"As a result of our current outlook in the copy protection business, we are lowering our 2005 guidance for revenues to a range of $202 to $204 million. We expect Q4 revenues of between $60 and $62 million. We are also lowering our pro forma EPS to be between $0.79 and $0.81 for the full year of 2005 and between $0.28 and $0.30 for the fourth quarter," added James Budge, Chief Financial Officer. "We expect to incur between $2 million and $3 million in restructuring charges in Q4 as a result of our headcount reduction. We expect this headcount reduction combined with


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other operating expense reductions will result in a reduction of $10 million to
$12 million in annual operating expense, primarily realized in 2006."

Macrovision will hold an investor conference call on November 2, 2005, at 5:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-366-7417 (OR INTERNATIONAL +1 303-275-2170) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on November 2, 2005 at 5:00 p.m. ET. The on-demand audio Webcast of Macrovision's earnings conference call can be accessed approximately 1-2 hours after the live Webcast ends.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11041889#. Access to the replay is available through November 3, 2005.

ABOUT MACROVISION
Macrovision develops and markets content value management and software value management technologies for the home video, PC games, music, cable/satellite, consumer software, and enterprise software industries. Macrovision holds a total of 220 issued or pending United States patents and 1,200 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with other offices across the United States and around the world.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

(C) 2005 Macrovision Corporation. Macrovision is a registered trademark of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the expected results of the headcount and expense reduction action of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical


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results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, the latest Quarterly Report on Form 10-Q for the period ended June 30, 2005 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at WWW.SEC.GOV). These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company assumes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Macrovision uses pro forma condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, in-process research and development, amortization of deferred stock-based compensation, impairment gains and losses on investments, and adjustments for changes to the tax rate) are excluded from the pro forma earnings calculation. The Company believes this presentation is more indicative of its ongoing operational performance. The tables below present the differences between pro forma earnings and GAAP net income on an absolute and per share basis.


                                      # # #

INVESTOR CONTACT:
Julie Davey
Macrovision Corporation
+1 (408) 562-8464
IR-INFO@MACROVISION.COM




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
                                            MACROVISION CORPORATION AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   THREE MONTHS                         NINE MONTHS
                                                                ENDED SEPTEMBER 30,                  ENDED SEPTEMBER 30,
                                                        ---------------------------------    ---------------------------------
                                                             2005              2004               2005              2004
                                                        ---------------   ---------------    ---------------   ---------------
Net Revenues                                               $    46,590       $    48,859       $    142,261      $    122,511
Costs and expenses:
    Costs of revenues, including amortization of                 9,113             8,478             24,372            14,802
intangibles of $2,967 and $2,403 for the three months
ended September 30, 2005 and 2004, respectively, and
$7,849 and $3,959 for the nine months ended September
30, 2005 and 2004, respectively
    Research and development                                     8,583             8,409             25,205            19,704
    Selling and marketing                                       13,749            11,227             39,698            28,553
    General and administrative                                   8,804             6,635             24,691            17,268
    Deferred compensation expense relating to                       --                --                 --               185
      Globetrotter
    In-process research and development                            500             5,400                500             5,400
    Impairment losses (gains) on investments                       (78)            5,298              5,648             4,258
                                                        ---------------   ---------------    ---------------   ---------------

       Total costs and expenses                                 40,671            45,447            120,114            90,170
                                                        ---------------   ---------------    ---------------   ---------------

Income before interest and income taxes                          5,919             3,412             22,147            32,341
Interest and other income, net                                   1,317               755              3,228             2,468
                                                        ---------------   ---------------    ---------------   ---------------

Income before income taxes                                       7,236             4,167             25,375            34,809
Income taxes                                                     1,148             2,843              7,750            13,874
                                                        ---------------   ---------------    ---------------   ---------------

Net income                                                 $     6,088       $     1,324       $     17,625      $     20,935
                                                        ===============    ==============    ===============   ===============

Diluted earnings per share                                 $      0.12       $      0.03       $       0.34      $       0.42
                                                        ===============    ==============    ===============   ===============

Shares used in computing diluted earnings per share             51,340            50,671             51,305            50,430
                                                        ===============    ==============    ===============   ===============

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                                               MACROVISION CORPORATION AND SUBSIDIARIES
                        PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS                         NINE MONTHS
                                                               ENDED SEPTEMBER 30,                  ENDED SEPTEMBER 30,
                                                        ---------------------------------    --------------------------------
                                                             2005              2004               2005              2004
                                                        ---------------   ---------------    ---------------   ---------------
Net income                                                 $     6,088       $     1,324       $     17,625      $     20,935
Add:
    Amortization of intangibles from acquisitions
      (net of taxes)                                             2,058             1,677              5,510             2,965
    In process research and development (net of
      taxes)                                                       323             3,456                323             3,456
    Deferred compensation expense relating to
      Globetrotter                                                  --                --                 --               185
    Adjustment to pro-forma tax rate                            (1,419)            1,343             (1,248)            1,343
    Impairment losses (gains) on investments
      (net of taxes)                                               (50)            3,393              3,645             2,725
                                                        ---------------   ---------------    ---------------   ---------------

Pro forma net income                                       $     7,000       $    11,193       $     25,855      $     31,609
                                                        ===============   ===============    ===============   ===============

Diluted earnings per share reconciliation:
    Net income                                             $      0.12       $      0.03       $       0.34      $       0.42
    Add:
      Amortization of intangibles from
        acquisitions (net of taxes)                               0.04              0.03               0.11              0.06
      In process research and development (net of
        taxes)                                                    0.01              0.07               0.01              0.07
      Deferred compensation expense relating to
        Globetrotter                                                --                --                 --                --
      Adjustment to pro-forma tax rate                           (0.03)             0.03              (0.03)             0.03
      Impairment losses (gains) on investments
        (net of taxes)                                              --              0.06               0.07              0.05
                                                        ---------------   ---------------    ---------------   ---------------

    Pro forma diluted earnings per share                   $      0.14       $      0.22       $       0.50      $       0.63
                                                        ===============    ==============    ===============   ===============

Shares used in computing diluted earnings per share             51,340            50,671             51,305            50,430
                                                        ===============    ==============    ===============   ===============

NOTES:
(1)     Pro forma results for the three and nine months ended September 30, 2005 and 2004 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, in-process research and development, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, adjustments to the pro forma tax rate, and impairment losses (gains) on investments. These costs were $912 for the three month period ended September 30, 2005, and $8,230 for the nine month period ending September 30, 2005, net of taxes when applicable, using the Company's pro forma effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $221 and $688 for the three and nine months ended September 30, 2005, respectively. The format presented above is not in accordance with Generally Accepted Accounting Principles.


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

                              MACROVISION CORPORATION AND SUBSIDIARIES
                         CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                           (IN THOUSANDS)


                                                                 SEPTEMBER 30,      DECEMBER 31,
                                                                     2005               2004
                                                               ----------------   ----------------
ASSETS
    Cash and cash equivalents                                    $     127,737      $     104,957
    Restricted cash                                                         --                859
    Short-term investments                                              97,544            101,299
    Accounts receivable, net                                            34,311             41,468
    Prepaid expenses and other assets                                   14,500             12,643
                                                               ----------------   ----------------

       Total Current Assets                                            274,092            261,226

    Property and equipment, net                                         13,109              9,295
    Long-term marketable investment securities                          21,065             47,414
    Goodwill                                                           108,745             74,529
     Other intangibles from acquisitions, net                           35,930             31,185
    Deferred tax assets                                                 12,071             17,151
    Patents and other assets                                            11,031             11,673
                                                               ----------------   ----------------
       TOTAL ASSETS                                              $     476,043      $     452,473
                                                               ================   ================

LIABILITIES
    Accounts payable                                             $       5,198      $       5,907
    Accrued expenses and income taxes payable                           26,811             32,639
    Deferred revenue                                                    18,602             14,604
                                                               ----------------   ----------------

       Total Current Liabilities                                        50,611             53,150

    Other liabilities                                                    1,156                979
                                                               ----------------   ----------------

       TOTAL LIABILITIES                                                51,767             54,129

STOCKHOLDERS' EQUITY                                                   424,276            398,344
                                                               ----------------   ----------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $     476,043      $     452,473
                                                               ================   ================


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